                                                                    Exhibit 99.2

                           Forward-Looking Information

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This presentation contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act with respect to cost savings, revenue enhancements and accretion/dilution to reported earnings that may result from the acquisition; anticipated revenues and expenses after the acquisition; PNC's future financial performance; and other financial and business matters.

In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from these forward-looking statements: changes in global and domestic economic conditions; changes in interest rates and financial and capital markets; competition; the impact, extent, timing and cost of technological changes; the combined company's ability to retain existing customers and to attract new ones; the ability to timely and fully realize contemplated cost savings and revenues following the acquisition; the combined company's ability to attract and retain qualified management and personnel; the cost and availability of acquisition financing; factors related to FDISG's year 2000 remediation efforts and the year 2000 compliance of other parties; and changes in legislation or regulatory requirements. We assume no duty to update forward-looking statements.


                                                                         PNCBANK

                       Incremental Impact on PNC Earnings

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($ millions, after tax)                                     Estimates
                                                     -----------------------
                                                     2000     2001      2002
                                                     ----     ----      ----

FDISG earnings contribution,
     excluding existing intangible amortization      $58       $62      $67

Cost savings (1)                                      10        23       29
Net revenue enhancements (2)                           2         6        9
Financing costs                                      (36)      (33)     (30)
Intangibles amortization (3)                         (32)      (32)     (32)
                                                     ---       ---      ---
Incremental net income                                 2        26       43
Preferred financing costs                            (13)      (13)     (13)
                                                     ---       ---      ---
Net income available to common                      ($11)      $13      $30
                                                     ===       ===      ===

Cash earnings                                        $42       $66      $83
                                                     ===       ===      ===

(1) Total after-tax cost savings $29 million (12% of proforma combined operating costs)

(2) Total after-tax benefits of net revenue synergies $9 million (total revenue synergies of $63 million in 2002 representing 11% of proforma combined revenue and profit margin of 25%)

(3) Total customer intangibles and goodwill of $1,066 million amortized over lives ranging from 10 to 25 years


                                                                         PNCBANK

                           Impact on PNC Consolidated

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                                                        Estimates
                                                ---------------------------
                                                2000       2001      2002
                                                ----       ----      ----

PNC Bank Corp. earnings per share (1)           $4.35      $4.80      $5.30

Earnings per share                             ($0.04)     $0.04      $0.11
     Accretion (dilution)                          (1%)        1%         2%

Cash earnings per share                         $0.14      $0.23      $0.30
     Accretion                                      3%         5%         6%


(1)  Salomon Smith Barney estimates as of July 19, 1999



                                                                         PNCBANK

                             Proforma PFPC Worldwide

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($ millions)                                        Proforma Estimates
                                                ------------------------------
                                                2000     2001     2002    CAGR
                                                ----     ----     ----    ----
Revenue
         PFPC / FDISG                           $706     $819     $955
         Revenue enhancements                     11       43       63
                                                 ---      ---     ----
                  Total revenue                  717      862    1,018      19%
Expense
         PFPC / FDISG                            541      630      736
         Financing costs                          81       77       72
         Cost savings                            (16)     (38)     (48)
         Costs for revenue enhancements            8       33       48
         Incremental intangible amortization      33       33       33
                                                 ---      ---     ----
                  Total expense                  647      735      841      14%
                                                 ---      ---     ----
Income before income taxes                        70      127      177
Income taxes                                      28       51       71
                                                 ---      ---     ----
Earnings contribution                            $42      $76     $106      59%
                                                 ===      ===     ====


                                                                         PNCBANK

                                Overview of FDISG

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
                       ----------------------------------
                       First Data Investor Services Group
                       ----------------------------------
---------------------------------------------------------------------------------------
                   o Headquartered in Westborough, MA
                   o Currently employs approximately 3,400
                   o 2nd largest full service transfer agent
                   o 8th largest full service accounting agent
                   o Significant provider of retirement plan services
---------------------------------------------------------------------------------------
       |                       |                                     |
       |                       |                                     |
---------------          ---------------                    -------------------
Fund Accounting          Transfer Agency                    Retirement Services
---------------          ---------------                    -------------------
o Accounting             o Full-Service Outsourcing         o Full-Service Outsourcing
o Administration         o Remote Access                    o Remote Access
o Tax                    o Subaccounting                    o Automated Voice Response
o Legal Compliance       o Proxy Services                   o Internet Access
o Blue Sky               o Call Center
                         o Broker / Dealer Services
                         o Internet Access


                                                                         PNCBANK

                       First Data Investor Services Group

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($ millions)                                   Year Ended December 31
                                         ----------------------------------
                                           1999         1998          1997
                                         Estimate      Actual        Actual
                                         --------      ------        ------
Revenue
   Shareholder service fees                $282         $250          $228
   Service and other revenue                 98           87            72
                                            ---          ---           ---
           Total revenue                    380          337           300
Expense
   Staff expense                            181          163           136
   All other                                130          110           116
                                            ---          ---           ---
            Total expense                   311          273           252
                                            ---          ---           ---
Income before income taxes                   69           64            48
Income taxes                                 28           25            19
                                            ---          ---           ---
Net income                                  $41          $39           $29
                                            ===          ===           ===



                                                                         PNCBANK